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                                                                     EXHIBIT (d)

               COMMON SHARES                                                                       Shares
               OF BENEFICIAL INTEREST

Number         PAR VALUE $.001

               ORGANIZED UNDER THE LAWS
               OF THE STATE OF DELAWARE

               The Shares represented by this certificate may not be owned or transferred,     THIS CERTIFICATE
               directly or indirectly, by or to (I) the United States, or any state or         IS TRANSFERABLE IN
               political subdivision thereof, any foreign government, any international        IN NEW YORK CITY
               organization, or any agency or instrumentality of any of the foregoing,
               (II) any organization (other than a farmer's cooperative described in
               Section 521 of the Internal Revenue Code of 1988, as amended (the "Code"))      CUSIP 449788 10 8
               that is exempt from the tax imposed by 28 U.S.C. Sections 1-1399 and not        SEE REVERSE FOR CERTAIN DEFINITIONS
               subject to the tax imposed by 28 U.S.C. Section 511; or (III) any rural electric or telephone cooperative described in Section 1381(A)(2)(C) of the Code.

                       ING Clarion Real Estate Income Fund

     THIS CERTIFIES THAT

     IS THE OWNER OF

         FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

     ING Clarion Real Estate Income Fund, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
       [                      ]

BY             TRANSFER AGENT AND REGISTRAR

                 AUTHORIZED SIGNATURE        SECRETARY                PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT--.........Custodian...........
TEN ENT - as tenants by the entireties                       (Cust)             (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                        Act..........................
          tenants in common                                           (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received __ ___ ___ ___ ___ ___ ___ ___ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)
________________________________________________________________________________

_________________________________ Common Shares of Beneficial Interest
represented by the within Certificate and do hereby irrevocably constitute and appoint

_________________________________Attorney to transfer the said shares on the books of the within- named Trust, with full power of substitution in the premises.

Dated ________________

                         X______________________________________________________

                         X______________________________________________________
                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

 Signature(s) Guaranteed

 By________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM , PURSUANT TO S.E.C. RULE 17Ad-15.

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